UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2009

Guaranty Bancorp

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51556	41-2150446
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Seventeenth St., Suite 300 Denver, Colorado		80202
(Address of Principal Executive Office)		(Zip Code)

(303) 293-5563

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 11, 2009, Guaranty Bancorp (the “Company”) entered into an amendment (the “Amendment”) to the Investment Agreement, dated as of May 6, 2009 (the “Investment Agreement”), by and among the Company, Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P. (together, “Patriot”), Relational Investors Mid-Cap Fund I, L.P., Relational Investors Mid-Cap Fund II, L.P. (together, “Relational”) and Castle Creek Capital Partners III, L.P. (“Castle Creek,” and together with Patriot and Relational, the “Initial Investors”), and the other investors that previously entered into joinder agreements with the Company, related to the issuance and sale of up to 60,000 shares of a new series of the Company’s preferred stock, Series A Convertible Preferred Stock (the “Series A Preferred Stock”), par value $0.001 per share (the “Transaction”). Among other things, the Amendment provides for a decrease in the conversion price of the Series A Preferred Stock in $0.04 increments (subject to a minimum of $1.50) for each period the Company fails to pay dividends on the Series A Preferred Stock.

The terms of the Investment Agreement and the Series A Preferred Stock were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2009 (the “May 6 8-K”). The description of the Amendment and the terms of the Series A Preferred Stock contained herein are summaries only, and are qualified in their entirety by reference to the full text of the Amendment and the Certificate of Designations for the Series A Preferred Stock. A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the Certificate of Designations for the Series A Preferred Stock is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

ITEM 3.02             UNREGISTERED SALES OF EQUITY SECURITIES

On August 11, 2009, the Company entered into joinder agreements with certain investors (the “Additional Investors”) pursuant to which the Additional Investors became parties to the Investment Agreement, as amended by the Amendment.

Pursuant to the terms of the Investment Agreement and the Company’s joinder agreements with each of the Additional Investors, the Company agreed to issue to the Additional Investors an aggregate of 6,153 shares of Series A Preferred Stock, with a stated value of $1,000 per share, for an aggregate purchase price of $6.153 million. The Company had previously agreed to issue an aggregate of 52,900 shares of Series A Preferred Stock to the Initial Investors and other investors that previously entered into joinder agreements with the Company for an aggregate purchase price of $52.9 million.

Each share of Series A Preferred Stock will automatically convert into shares of the Company’s common stock on the fifth anniversary of the date the Series A Preferred Stock is issued, subject to certain limitations. The Additional Investors may elect to convert their shares of Series A Preferred Stock into shares of the Company’s common stock prior to the mandatory conversion of the Series A Preferred Stock following the earlier of the second anniversary of the date the Series A Preferred Stock is issued and the occurrence of certain events resulting in the conversion, exchange or reclassification of the Company’s common stock. Each share of Series A Preferred Stock will be convertible into shares of common stock at a conversion price of $1.80 per share, adjustable downward in $0.04 increments to $1.50 per share in the event of certain nonpayments of dividends (whether paid in cash or in kind) on the Series A Preferred Stock. The conversion price of the Series A Preferred Stock is subject to customary anti-dilution adjustments.

The shares of Series A Preferred Stock and any securities issuable upon their conversion, including shares of common stock, were offered and sold or will be sold by the Company in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The description of the Investment Agreement, the Amendment and the terms of the Series A Preferred Stock contained herein are summaries only, and are qualified in their entirety by reference to the full text of the Investment Agreement, as amended by the Amendment. A copy of the Investment Agreement is attached as Exhibit 10.1 to the May 6 8-K and is incorporated herein by reference. A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the Certificate of Designations for the Series A Preferred Stock is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

ITEM 3.03             MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth under Item 1.01 is incorporated herein by reference.

Following the issuance of the Series A Preferred Stock pursuant to the Investment Agreement, the Company’s ability to (i) declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, or pay or make available monies for the redemption of, shares of its common stock and Junior Securities (as defined below) and (ii) redeem, purchase or acquire, or make a liquidation payment with respect to, or pay or make available monies for the redemption of, any Parity Securities (as defined below) will be subject to certain restrictions in the event the Company does not pay in full or declare and set aside for payment in full dividends on the Series A Preferred Stock.

“Junior Securities” means the Company’s common stock and each other class or series of capital stock outstanding or established after the issuance of the Series A Preferred Stock by the Company the terms of which do not expressly provide that it ranks on a parity with or senior to the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company. “Parity Securities” means each other class or series of preferred stock established after the issuance of the Series A Preferred Stock by the Company the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company.

ITEM 5.02                                       DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 11, 2009, in connection with the closing of the Transaction, W. Kirk Wycoff was appointed to the Company’s Board of Directors. Mr. Wycoff was appointed to the Board of Directors of the Company and elected to the Board of Directors of Guaranty Bank and Trust Company, the Company’s subsidiary, at the request of Patriot, of which he is a managing partner, pursuant to Patriot’s right under the Investment Agreement to have a director appointed or elected. Additionally, Mr. Wycoff was appointed to serve on both the Audit and Corporate Risk Committees of the Board of Directors of the Company. The Company’s Board of Directors also affirmatively determined that Mr. Wycoff meets the independence requirements of the NASDAQ listing standards.  Mr. Wycoff is also a limited partner in Patriot.  He has no personal interest in the Transaction other than to the extent of his indirect interest therein as a limited partner of Patriot.

In connection with Mr. Wycoff’s appointment to the Company’s Board of Directors, the Company and Mr. Wycoff entered into an Indemnification Agreement, dated as of August 11, 2009, substantially in the form of the Company’s Form of Indemnification Agreement, which is attached as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The Indemnification Agreement provides for indemnification by the Company to the full extent permitted under Delaware law and sets forth the procedures under which indemnification and advancement of expenses will be provided to the indemnitee.

A copy of the Investment Agreement is attached as Exhibit 10.1 to the May 6 8-K and is incorporated herein by reference. A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 5.03                                       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 11, 2009, the Company filed its Second Amended and Restated Certificate of Incorporation and the Certificate of Designations for the Series A Preferred Stock with the Secretary of State of the State of Delaware. The Second Amended and Restated Certificate of Incorporation was approved by the Company’s stockholders at the special meeting of stockholders held on June 29, 2009.

A copy of the Company’s Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and a copy of the Certificate of Designations for the Series A Preferred Stock is attached as Exhibit 4.1 hereto.

ITEM 8.01             OTHER EVENTS

On August 11, 2009, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits

The following exhibits are filed herewith:

Exhibit	Description

3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated August 11, 2009.

4.1	Certificate of Designations for Series A Convertible Preferred Stock.

10.1	Amendment No. 1 to Investment Agreement, dated as of August 11, 2009, by and among Guaranty Bancorp and the Investors named therein.

99.1	Press Release, dated August 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

Date: August 11, 2009	By:	/s/ Paul W. Taylor
Name: Paul W. Taylor
Title: Executive Vice President, Chief Financial and Operating Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated August 11, 2009.

4.1	Certificate of Designations for Series A Convertible Preferred Stock.

10.1	Amendment No. 1 to Investment Agreement, dated as of August 11, 2009, by and among Guaranty Bancorp and the Investors named therein.

99.1	Press Release, dated August 11, 2009.